EXHIBIT 99.1

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is entered into as of [ ], 2025 (the “Effective Date”), by and between Renovaro Inc., a Delaware corporation (the “Company”), and [ ] (the “Holder” and together with the Company, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, the Holder is the holder of those certain Secured Promissory Notes made by the Company on the dates and with the name and principal amounts as set forth on Exhibit A attached to and incorporated into this Agreement by reference (collectively, the “Current Secured Notes” and each, a “Current Secured Note”); and

WHEREAS, in order to induce the Holder to exchange its secured notes, most of which are currently due and payable, for unsecured convertible notes, the Parties desire to enter into this Agreement providing for the exchange of each Current Secured Note for a replacement unsecured convertible promissory note made by the Company in favor of the Holder, in each case, dated as of the date of this Agreement, with the same name and date from which interest began to accrue as the Current Note that it is replacing, in the new principal amount as set forth in Exhibit A and with a maturity date of [ ], 2025, rather than the principal amount maturity date set forth in the applicable Current Note, and in the form attached hereto and incorporated herein by references as Exhibit B (collectively, the “Replacement Notes” and each, a “Replacement Note”).

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.            Surrender of Current Notes for Replacement Notes. On the Effective Date, the Current Notes shall be exchanged for the Replacement Notes (the “Exchange”) as follows:

(a)       The Company shall make, execute and deliver to the Holder, in consideration and exchange for the Holder’s surrender of the Current Notes for cancellation, an increase in the principal amount due thereunder and the extension of the maturity date, the Replacement Notes; and

(b)       The Holder shall, in consideration and exchange for the Company’s making, execution and delivery of the Replacement Notes and the agreement to increase the principal amount due thereunder and to extend the maturity date to [ ], 2025, surrender to the Company the Current Notes for cancellation.

Upon the surrender of the Current Notes for cancellation, the Company shall mark the Current Notes “cancelled” and the Current Notes shall be irrevocably null and void in all respects.

2.            Representations and Warranties.

(a)       Company Representations and Warranties. The Company represents and warrants to the Holder the following:

(i)        The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; and

(ii)      This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or in law.

(b)       Holder Representations and Warranties. The Holder represents and warrants to the Company the following:

(i)        The Holder is a [private limited company duly formed, validly existing and in good standing under the laws of the Kingdom of Denmark] ][corporation duly formed, validly existing and in good standing under the laws of the State of Delaware][natural person resident of Denmark]; and

(ii)       This Agreement constitutes the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or in law.

3.            Notice. Any notice, request, instruction or other communication under this Agreement shall be in writing and shall be deemed given if delivered personally, by overnight courier service or by email (confirmation of receipt requested):

If to the Company, to:

2080 Century Park East, Suite 906
Los Angeles, CA

United States

Attention: Nathen Fuentes

E-mail: nfuentes@renovarogroup.com

If to the Holder, to:

[ ]

or to such other persons or addresses as may be designated in writing by the Party entitled to receive such communication as provided above.

4.            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of law.

5.            Jurisdiction. To the fullest extent permitted by applicable law, each of Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state or federal courts located in Miami-Dade County, Florida (collectively with any appellate courts thereof, the “Courts”), in any action, suit or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or to interpret, apply or enforce this Agreement, the transactions contemplated hereby or any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action, suit or proceeding except in the Courts, (b) agrees that any claim in respect of any such action, suit or proceeding may be heard and determined in the Courts, (c) waives any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in the Courts and (d) waives the defense of an inconvenient forum to the maintenance of any such action, suit or proceeding in the Courts. Each of Parties irrevocably consents to service of process in the manner provided for notices in Section 4 or in any other manner permitted by applicable law.

6.           Waiver of Jury Trial. Each of the Parties acknowledges and agrees that any action, suit or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or to interpret, apply or enforce this Agreement, the transactions contemplated hereby or any judgment relating thereto is likely to involve complicated and difficult issues and, therefore, it irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any action, suit or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or to interpret, apply or enforce this Agreement, the transactions contemplated hereby or any judgment relating thereto. Each of the Parties certifies and acknowledges that (a) no representative, agent or attorney of the other Party has represented, expressly or otherwise, that such other Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) such Party has considered the implications of the foregoing waiver, (c) such Party makes the foregoing waiver voluntarily and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers, certifications and acknowledgments in this Section 7.

7.         Entire Agreement. This Agreement (including exhibits to this Agreement) and the Replacement Notes constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by either of the Parties.

8.             Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the Parties any rights or remedies.

9.             Assignment. This Agreement and the rights and obligations of either Party shall not be assignable by operation of law or otherwise without the written consent of both Parties.

10.         Counterparts; Effectiveness. To the fullest extent permitted by applicable laws, this Agreement may be executed and delivered, including by e-mail of an attachment in Adobe Portable Document Format or other file format based on common standards (“Electronic Delivery”), in any number of counterparts, and in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any such counterpart, to the extent delivered using Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in-person. To the fullest extent permitted by applicable law, neither Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or this Agreement was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each forever waives any such defense, except to the extent that such defense relates to lack of authenticity. This Agreement shall become effective when each Party shall have received counterparts signed by the other Party.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties as of the Effective Date.

THE COMPANY

RENOVARO INC., a Delaware corporation

By:
Name:	Nathen Fuentes
Title:	Chief Financial Officer

THE HOLDER

[ ]

By:
Name:
Title:

EXHIBIT A

Current Notes

Name of Current Note	Date of Current Note	Principal & Interest Amount of Current Note	Maturity Date of Current Note	Principal Amount of Replacement Note
Secured Promissory Note		$		$
Secured Promissory Note		$		$
Secured Promissory Note		$		$

EXHIBIT B

Form of Replacement Note

(Attached)